UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2025

CANTOR EQUITY PARTNERS III, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42716	98-1576549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CAEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

On November 7, 2025, Cantor Equity Partners III, Inc., a Cayman Islands exempted company (“CAEP”), AIR Limited, a private limited company incorporated under the laws of Jersey (the “Company”), AIR Holdings Limited, a private limited company incorporated under the laws of Jersey (“Pubco”), Genesis Cayman Merger Sub Limited, a Cayman Islands exempted company (“Cayman Merger Sub”), and Genesis Jersey Merger Sub Limited, a private limited company incorporated under the laws of Jersey (“Jersey Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement”). Capitalized terms used in this Current Report on Form 8-K (this “Report”) but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated thereby (the “Closing”), (i) Cayman Merger Sub will merge with and into CAEP, with CAEP continuing as the surviving entity (the “Surviving Cayman Subsidiary”), and as a result of which CAEP shareholders will receive one ordinary share of Pubco (a “Pubco Ordinary Share”), for each CAEP Class A ordinary share, par value $0.0001 per share (a “CAEP Class A Ordinary Share”) and each CAEP Class B ordinary share, par value $0.0001 per share (a “CAEP Class B Ordinary Share” and, together with the CAEP Class B Ordinary Shares, the “CAEP Ordinary Shares”), held by such CAEP shareholder other than any CAEP Class B Ordinary Shares surrendered by Cantor EP Holdings III, LLC (the “Sponsor”) and any CAEP Class A Ordinary Shares that have been validly redeemed (the “Cayman Merger”) and (ii) immediately following, Jersey Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Surviving Jersey Subsidiary”), and as a result of which the Company Shareholders will receive Pubco Ordinary Shares in exchange for their interests in the Company as described below (such merger, the “Jersey Merger,” the Jersey Merger together with the Cayman Merger, the “Mergers” and the Mergers together with the other transactions contemplated by the Business Combination Agreement and the ancillary documents thereto, the “Transactions”). As a result of the Mergers, Surviving Cayman Subsidiary and Surviving Jersey Subsidiary will become wholly owned subsidiaries of Pubco, and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law.

As consideration for the Jersey Merger, the Company Shareholders will be entitled to receive, in exchange for their ordinary shares, par value $19.7456 per share (the “Company Ordinary Shares”), an aggregate number of Pubco Ordinary Shares equal to (1) (a) the quotient of (i) $1,456,000,000 subject to certain potential adjustments minus (ii) the aggregate amount of cash (if any) payable for certain shareholder-related matters, divided by (b) the Fully-Diluted Company Shares, divided by (c) $10.00 (such quotient, the “Company Exchange Ratio”), plus (2) the Company Exchange Ratio, multiplied by 0.05 (the “Merger Consideration Shares”). Each Company Shareholder shall receive its pro rata share of the Merger Consideration Shares based on the number of Company Ordinary Shares owned by such Company Shareholder at Closing.

Any Merger Consideration Shares issuable in connection with clause (2) in the preceding paragraph are subject to forfeiture and earnout restrictions as set forth in the Business Combination Agreement.

The Pubco Ordinary Shares will be listed for trading and, subject to the expiration of the lock-up restrictions and any restrictions pursuant to applicable laws, will be freely transferable.

Each Company Option that has not been exercised immediately prior to the Jersey Merger will be cancelled for no consideration.

Each Company Equity Award consisting of a restricted share unit award or any other conditional right to receive Company Ordinary Shares subject to time-based, performance, or other vesting that is outstanding immediately prior to the Jersey Effective Time will be assumed by Pubco and converted into a conditional award denominated in Pubco Ordinary Shares (each, a “Converted Conditional Award”). Each Converted Conditional Award will continue to have and be subject to substantially the same terms and conditions as were applicable to the corresponding conditional award immediately prior to the Jersey Effective Time, except that each Converted Conditional Award which is vested or will vest in connection with the consummation of the Transactions will cover that number of Pubco Ordinary Shares equal to the product (rounded down to the nearest whole number) of (a) the number of Company Ordinary Shares underlying such Converted Conditional Award (calculated consistent with the terms thereof as if vesting on the date of the Jersey Effective Time) and (b) the Company Exchange Ratio.

The Pubco Ordinary Shares received by the Company Shareholders will be locked-up and subject to transfer restrictions, with certain exceptions, until the earlier of (a) six months after the date of the Jersey Closing, and (b) the date on which Pubco consummates a merger, consolidation or reorganization with or into another person which results in the holders of Pubco Ordinary Shares having the right to receive cash or registered publicly listed securities with a per Pubco Ordinary Share consideration equal to or exceeding $12.50 per share.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, which shall not survive the Closing. Many of the representations and warranties are qualified by materiality or material adverse effect. “SPAC Material Adverse Effect” and “Company Material Adverse Effect” as used in the Business Combination Agreement mean with respect to any specified person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, assets and liabilities, results of operations, or financial condition of such person (and its subsidiaries, if applicable, taken as a whole), or (ii) the ability of such person (or, in the case of the Company, any of its subsidiaries, PubCo, Cayman Merger Sub or Jersey Merger Sub) to consummate the Transactions, in each case, subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

Covenants

The Business Combination Agreement also contains pre-closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of certain other parties, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

CAEP and Pubco agreed, as promptly as practicable after the execution of the Business Combination Agreement, to prepare and for Pubco to file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of the Pubco Ordinary Shares under the Business Combination Agreement, and containing a proxy statement/prospectus for the purpose of CAEP soliciting proxies from the CAEP shareholders to approve (the “SPAC Shareholder Approval”), at an extraordinary general meeting of CAEP shareholders (the “CAEP Shareholder Meeting”), the Business Combination Agreement, the Transactions and related matters (the “SPAC Shareholder Approval Matters”) and providing CAEP shareholders an opportunity, in accordance with CAEP’s organizational documents and initial public offering prospectus, to have their CAEP Class A Ordinary Shares redeemed.

The parties agreed to take all necessary action so that effective as of the Closing, the board of directors of Pubco will consist of individuals to be designated by the Company during the interim period, subject to applicable listing requirements.

Conditions to the Parties’ Obligations to Consummate the Merger

Under the Business Combination Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions, including, among others, the following: (i) the receipt of the SPAC Shareholder Approval; (ii) the consummation of the Transactions not being prohibited by applicable law; (iii) effectiveness of the Registration Statement; (iv) all filings, notifications and reports required under any Antitrust Laws have been filed, all consents, authorizations, permits, clearances, actions or non-actions required from any governmental authority under any Antitrust Law have been obtained, and all waiting periods applicable under any Antitrust Law have expired or terminated; and (v) the Pubco Ordinary Shares having been approved for listing on Nasdaq.

The obligations of CAEP to consummate (or cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of the Company, Pubco, Cayman Merger Sub, and Jersey Merger Sub being true and correct, subject to the applicable materiality standards contained in the Business Combination Agreement, (ii) material compliance by the Company, Pubco, Cayman Merger Sub, and Jersey Merger Sub with their respective pre-closing covenants, and (iii) no occurrence of a Company Material Adverse Effect.

The obligations of PubCo and the Company to consummate (and cause to be consummated) the Transactions are also subject to, among other things: (i) the representations and warranties of CAEP being true and correct, subject to the applicable materiality standards contained in the Business Combination Agreement and (ii) material compliance by CAEP with its applicable pre-closing covenants.

Termination Rights

The Business Combination Agreement contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of CAEP and the Company, (ii) by either CAEP or the Company if any of the conditions to Closing have not been satisfied or waived on or before nine months from the date of the Business Combination Agreement (subject to extension at CAEP’s election if the required financial statements of the Company or Pubco have not been delivered to CAEP in accordance with the applicable deadlines set forth in the Business Combination Agreement); (iii) by CAEP or the Company if a Legal Restraint has become final and non-appealable, (iv) by the Company for CAEP’s breach of a representation, warranty, covenant or other agreement by CAEP or if any representation or warranty of CAEP becomes untrue or inaccurate, in either case if such breach is not cured and would result in the failure of the related closing condition to be satisfied; (v) by CAEP for the breach of a representation, warranty, covenant or other agreement by the Company or if any representation or warranty of the Company becomes untrue or inaccurate, in either case if such breach is not cured and would result in the failure of the related closing condition to be satisfied; (vi) by either CAEP or the Company if the CAEP Shareholder Meeting is held and SPAC Shareholder Approval is not received; or (vii) by the Company if the CAEP board of directors changes its recommendation with respect to the Business Combination Agreement and Transactions and related shareholder approvals under certain circumstances detailed in the Business Combination Agreement.

None of the parties to the Business Combination Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Business Combination Agreement. However, each party will remain liable for willful and material breaches of the Business Combination Agreement prior to termination or for any Fraud Claim.

Trust Account Waiver

Each of the Company, Pubco, Cayman Merger Sub and Jersey Merger Sub agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in CAEP’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

The Business Combination Agreement is filed as Exhibit 2.1 to this Report and the foregoing description thereof is qualified in its entirety by reference to the full text of the Business Combination Agreement and the terms of which are incorporated by reference herein. The filing of the Business Combination Agreement herewith provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations, warranties and covenants in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations, warranties and covenants in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Shareholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, CAEP, Pubco, the Company and certain Key Company Shareholders representing greater than two-thirds of the outstanding Company Ordinary Shares entitled to vote on the Transactions, entered into a shareholder support agreement (the “Shareholder Support Agreement”), pursuant to which such Key Company Shareholders agreed, among other things, (a) to not transfer their Company Ordinary Shares, (b) to not amend or revoke the Special Written Resolution approving the Business Combination Agreement, the Jersey Merger and the other Transactions and (c) to vote or execute a written resolution against (i) any alternative transactions and (ii) any other proposal, transaction, or agreement that would reasonably be expected to frustrate the purposes of or impede, prevent or delay the Jersey Merger or the other Transactions. The Company has agreed to use its reasonable best efforts to obtain executed Shareholder Support Agreements from any Key Company Shareholders who have not executed the Shareholder Support Agreement as of the date of the Business Combination Agreement.

The form of Shareholder Support Agreement is filed as Exhibit 10.1 to this Report, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the Shareholder Support Agreement and the terms of which are incorporated by reference herein.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, CAEP, the Company and the Sponsor entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed (i) to vote its CAEP Ordinary Shares in favor of the Business Combination Agreement and the Transactions and each of the SPAC Shareholder Approval Matters, (ii) to vote its CAEP Ordinary Shares against any alternative transactions, (iii) to comply with the restrictions imposed by the insider letter, dated as of June 25, 2025, by and among CAEP, the Sponsor and the officers and directors of CAEP at the time of its initial public offering (the “Insider Letter”), including the restrictions on transfer and redeeming CAEP Ordinary Shares in connection with the Transactions, and (iv) subject to and conditioned upon the Closing, agree that any loans outstanding from the Sponsor to CAEP shall be repaid as follows: (a) with respect to the Sponsor Working Capital Note, the aggregate amount owed by CAEP, as set forth on the statement delivered by CAEP prior to the Cayman Closing pursuant to the Business Combination Agreement (the “SPAC Pre-Closing Statement”), shall be automatically converted, immediately prior to the Cayman Merger, into CAEP Class A Ordinary Shares at $10.00 per share, and (b) with respect to the Sponsor Trust Contribution Note, all amounts outstanding thereunder as of the Closing, as set forth on the SPAC Pre-Closing Statement delivered by CAEP prior to the Closing, shall be repaid in cash at the Closing in accordance with the Business Combination Agreement.

Under the Sponsor Support Agreement, the Sponsor agreed, solely in connection with and only for the purpose of the proposed Transactions, to waive the antidilution protection applicable to the CAEP Class B Ordinary Shares under the SPAC Memorandum so that the CAEP Class B Ordinary Shares will convert into CAEP Class A Ordinary Shares only upon the Initial Conversion Ratio (as defined in the SPAC Memorandum to be 1:1) in connection with the Transactions.

The Sponsor also agreed that, subject to the Closing, it will (a) surrender and forfeit, for no consideration, 3,400,000 CAEP Class B Ordinary Shares and (ii) not transfer 1,500,000 of the Pubco Ordinary Shares that it will receive in exchange for its CAEP Class B Ordinary Shares until the occurrence of certain release events (the “Earnout Shares”). In the event that the release events do not occur on or prior to the five-year anniversary of the Cayman Closing Date, Sponsor agrees that the Earnout Shares will be redesignated and immediately redeemed and cancelled. The Earnout Shares will be released upon the occurrence of the following release events: (a) 750,000 of the Earnout Shares will be released and no longer be subject to redesignation, redemption and cancellation if the closing price of the Pubco Ordinary Shares is at or above $12.50 for 20 trading days over a consecutive 30-day period, and (b) the remaining 750,000 of the Earnout Shares will be released and no longer be subject to redesignation, redemption and cancellation if the closing price of the Pubco Ordinary Shares is at or above $15.00 for 20 trading days over a consecutive 30-day period. In addition, the Earnout Shares are subject to early release to the Sponsor for certain release events including a Pubco sale, change of control, going private transaction or delisting after the Closing, in each case, as set forth in the Sponsor Support Agreement.

Further, pursuant to the Sponsor Support Agreement, the parties agreed that at the Closing, the transfer restrictions under the Insider Letter would be of no further force and effect and that Sponsor’s Pubco Ordinary Shares would instead be subject to the lock-up arrangement provided for under the Sponsor Support Agreement such that Sponsor’s Pubco Ordinary Shares received in exchange for its CAEP Class B Ordinary Shares will be bound by transfer restrictions for six (6) months after the date of the Cayman Closing Date, subject to certain early release exceptions, including for Pubco’s consummation of a merger, consolidation or reorganization into another person, in each case, as set forth in the Sponsor Support Agreement. Notwithstanding the foregoing, Sponsor may transfer its Pubco Ordinary Shares in certain situations, including transfers to members of CAEP’s current board of directors and management team.

The Sponsor Support Agreement and certain of its provisions will terminate and be of no further force or effect upon the earlier to occur of (i) mutual agreement of the parties to the Sponsor Support Agreement, (ii) certain amendments to the Business Combination Agreement or related documents without the Sponsor’s consent, (iii) at such time as none of the Earnout Shares remain subject to the terms of the Sponsor Support Agreement, and (iv) the termination of the Business Combination Agreement pursuant to its terms prior to the Cayman Closing, in which case, all provisions of the Sponsor Support Agreement will terminate and be of no further force or effect.

The Sponsor Support Agreement is filed as Exhibit 10.2 to this Report, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Sponsor Support Agreement and the terms of which are incorporated by reference herein.

A&R Registration Rights Agreement

Concurrently with the Cayman Closing Date, CAEP, Pubco, the Sponsor and certain Company Shareholders will amend and restate the registration rights agreement, dated as of June 25, 2025, between CAEP and the Sponsor (the “A&R Registration Rights Agreement”), pursuant to which Pubco (a) will be added as a party and (b) will provide registration rights with respect to the resale of Pubco Ordinary Shares held by the Sponsor and certain Company Shareholders.

The form of A&R Registration Rights Agreement is filed as Exhibit 10.3 to this Report, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the A&R Registration Rights Agreement and the terms of which are incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

The disclosure set forth above in Item 1.01 of this Report is incorporated by reference herein, to the extent applicable.

Item 7.01 Regulation FD Disclosure

On November 7, 2025, CAEP and the Company jointly issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Additional Information and Where to Find It

Pubco and CAEP intend to prepare, and Pubco intends to file with the SEC, the Registration Statement, which will include a preliminary proxy statement of CAEP and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of CAEP as of a record date to be established for the CAEP Shareholder Meeting for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. CAEP and/or Pubco will also file other documents regarding the Transactions with the SEC. This Report does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CAEP AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CAEP’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CAEP, PUBCO, THE COMPANY AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by CAEP and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners III, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to AIR Limited, via email at investor@air.global, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

CAEP, Pubco, the Company and their respective directors, executive officers, and certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from CAEP’s shareholders in connection with the Transactions. A list of the names of such persons, and information regarding their interests in the Transactions and their ownership of CAEP’s securities are, or will be, contained in CAEP’s filings with the SEC, including the final prospectus of CAEP dated as of June 25, 2025 and filed by CAEP with the SEC on June 26, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CAEP’s shareholders in connection with the Transactions, including the names and interests of CAEP’s, Pubco’s and the Company’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Pubco, the Company and CAEP, as applicable with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Report and the information contained herein are for informational purposes only and are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CAEP or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions involving Pubco, CAEP and the Company, including expectations, intentions, hopes, beliefs, prospects, financial results and plans regarding Pubco, the Company, CAEP and the Transactions, statements regarding the anticipated benefits and timing of the completion of the Transactions, entry into certain agreements subsequent to the entry into the Business Combination Agreement, the satisfaction of closing conditions to the Transactions, objectives of management for future operations of Pubco, pro forma ownership of Pubco, the upside potential and opportunity for investors, investor benefits, regulatory conditions, competitive position, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions and the level of redemptions of CAEP’s public shareholders, and Pubco’s and the Company’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CAEP’s securities; the risk that the Transactions may not be completed by CAEP’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of CAEP’s shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of CAEP’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the CAEP Class A Ordinary Shares or the Pubco Ordinary Shares; the lack of a third-party fairness opinion in determining whether or not to pursue the Transactions; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after closing of the Transactions; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; risks related to increased competition in the industries in which Pubco will operate; risks that after consummation of the Transactions, Pubco experiences difficulties managing its growth and expanding operations; challenges in implementing Pubco’s business plan including due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco’s Ordinary Shares will be listed or by the SEC, which may impact Pubco’s ability to list Pubco’s Ordinary Shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Pubco, CAEP or others following announcement of the Transactions, and those risk factors discussed in documents that Pubco and/or CAEP filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, CAEP’s Quarterly Reports on Form 10-Q, and the Registration Statement that will be filed by Pubco and the Company and the Proxy Statement/Prospectus contained therein, and other documents filed by CAEP and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of CAEP, the Company and Pubco presently know or that CAEP, the Company and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of CAEP, the Company and Pubco assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CAEP, the Company and Pubco gives any assurance that any of CAEP, the Company or Pubco will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by CAEP, the Company or Pubco or any other person that the events or circumstances described in such statement are material.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1+†	Business Combination Agreement, dated as of November 7, 2025, by and among CAEP, the Company, Pubco, Cayman Merger Sub and Jersey Merger Sub.
10.1+	Shareholder Support Agreement, dated as of November 7, 2025, by and among certain Key Company Shareholders, CAEP, the Company and Pubco.
10.2†	Sponsor Support Agreement, dated as of November 7, 2025, by and among Sponsor, CAEP, the Company and Pubco.
10.3+†	Form of A&R Registration Rights Agreement, by and among Pubco, CAEP, Sponsor and the other undersigned holders thereto.
99.1**	Press Release dated November 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. CAEP will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

**	Exhibit 99.1 shall be deemed to be furnished, and not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2025

CANTOR EQUITY PARTNERS III, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer